UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	333-193951	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 5, 2014, Franklin Synergy Bank (the “Bank”), a wholly-owned subsidiary of Franklin Financial Network, Inc. (the “Company”), entered into the following agreements (collectively, the “Sale-Leaseback Documents”):

•	Contract for Sale of Real Estate, by and between Franklin Synergy Bank and Murfreesboro Branches, LLC;

•	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, with respect to the property located at 2610 Old Fort Parkway, Murfreesboro, Tennessee;

•	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, with respect to the property located at 2782 South Church Street, Murfreesboro, Tennessee; and

•	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, with respect to the property located at 724 President Place, Smyrna, Tennessee.

Pursuant to the Sale-Leaseback Documents, the Bank agreed to sell the real estate of three of its branches in Rutherford County, Tennessee to Murfreesboro Branches, LLC (“Buyer”), an affiliate of Henry W. Brockman and Dr. David H. Kemp, each of whom are directors of the Bank and the Company, for a purchase price of $4,095,000 (the “Sale”). Consummation of the Sale is subject to customary closing conditions, including title insurance and other requirements. Buyer agreed to lease such real estate back to the Bank as of the date of the closing of the Sale, each lease having a term of 13 years. The foregoing summary of the Sale-Leaseback Documents and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sale-Leaseback Documents, filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Contract for Sale of Real Estate, by and between Franklin Synergy Bank and Murfreesboro Branches, LLC

10.2	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank

10.3	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank

10.4	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2014

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Contract for Sale of Real Estate, by and between Franklin Synergy Bank and Murfreesboro Branches, LLC

10.2	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank

10.3	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank

10.4	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank